Exhibit 10.1

AGREEMENT FOR ENGAGEMENT OF SERVICES (the “Engagement”)

This Agreement (the “Agreement”) is made and entered into this 10 August 2023 (the “Effective Date”) by and between EOS Inc. (OTC: EOSS) with its principal place of business located at 4F-1, No.5, Qingdao E. Rd., Zhongzheng Dist., Taipei City 100008 Taiwan (Republic of China) (the “Principal”) and Fugen XIAO (“XIAO”), a China citizen with address at [intentionally blanked out] (hereinafter referred to individually as a “Party” and collectively as “the Parties”).

WHEREAS, the Principal desires to engage XIAO as Internal Marketing Product Specialist to provide product specification to members of the Company via product training to the Principal (the “Services”) and XIAO is willing to provide such Services to the Principal.

NOW, THEREFORE, the Parties hereby agree as follows:

1. Engagement and Services

(a) Engagement. The Principal hereby engages XIAO to provide and perform the Services to the Principal, and XIAO hereby accepts the engagement.

(b) Standard of Services. All Services to be provided by XIAO shall be performed with promptness and diligence in a workmanlike manner and at a level of proficiency to be expected with the corporate finance background and experience that XIAO has represented it has.

2. Period of this Agreement

(a) Commencement. This Agreement shall commence on the Effective Date and shall remain in effect until 11 November 2023 (the “Contract Period”). During the period of this Agreement, XIAO will hold itself externally in charge of the accounting services of the Principal.

(b) Termination. This Agreement may be terminated by the Principal, without cause, and without liability, by giving One (1) month’s written notice of such termination to XIAO.

(c) Effect of Termination. Upon the effective date of termination of this Agreement, all legal obligations, rights and duties arising out of this Agreement shall terminate immediately.

3. Services Fee and Expenses

(a) Services Fee. In consideration of the Services to be rendered to the Principal, the Principal shall pay directly to XIAO, a Services fee of USD 15,000 payable by 1,500,000 shares EOS Inc’s (OTC: EOSS) freely tradable common stock registered under a Form S-8 Registration Statement.

(b) Expenses. XIAO shall be entitled to reimbursement for all pre-approved expenses reasonably incurred in the performance of the Services, upon submission and approval of written statements and receipts in accordance with the then-regular procedures of the Principal.

4. Independent Contractor

XIAO agrees that all Services will be rendered by it as an independent contractor and that this Agreement does not create an employer-employee relationship between XIAO and the Principal. XIAO shall have no right to receive any employee benefits provided by the Principal to its employees. This Agreement does not authorize XIAO to act for the Principal as its agent or to make commitments on behalf of the Principal. As such, all acts of XIAO in the provision of his services to the Principal’s client(s) will not have any binding effects on the Principal and such acts do not constitute any orders given by the Principal to, and followed by, XIAO.

5. Force Majeure. Either Party shall be excused from any delay or failure in performance required hereunder if caused by reason of any occurrence or contingency beyond its reasonable control, including, but not limited to, acts of God, acts of war, fire, insurrection, strikes, lock-outs or other serious labour disputes, riots, earthquakes, floods, explosions or other acts of nature.

6. Non-Publicity. Each of Principal and XIAO agrees not to disclose the existence or contents of this Agreement to any third party without the prior written consent of the other Party except: (i) to its advisors, attorneys, or auditors who have a need to know such information, (ii) as required by law or court order, (iii) as required in connection with the reorganization of a Party, or its merger into any other corporation, or the sale by a Party of all or substantially all of its properties or assets, or (iv) as may be required in connection with the enforcement of this Agreement.

7. Assignment. The Principal has engaged XIAO as a result of XIAO’s strong digital marketing and internet influencer/social media expertise relating to such Services. XIAO, therefore, agrees that it will not assign, sell, transfer, delegate, or otherwise dispose of this Agreement or any right, duty, or obligation under this Agreement without the Principal’s prior written consent. Nothing in this Agreement shall prevent the assignment by the Principal of this Agreement or any right, duty, or obligation hereunder to any third party.

8. Governing Law and Dispute Resolution. This Agreement shall be governed by and construed in accordance with the common laws of Hong Kong Special Administrative Region, without giving effect to any choice of law or conflict of law provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the Parties have duly executed this Agreement by their authorized representatives as of the date first written above.

/s/ He Siang Yang	/s/ Fugen XIAO

Name: He Siang Yang	Name: Fugen XIAO

Title: CEO

for and on behalf of

EOS Inc. (OTC: EOSS)

AGREEMENT FOR ENGAGEMENT OF SERVICES (the “Engagement”)

This Agreement (the “Agreement”) is made and entered into this 10 August 2023 (the “Effective Date”) by and between EOS Inc. (OTC: EOSS) with its principal place of business located at 4F-1, No.5, Qingdao E. Rd., Zhongzheng Dist., Taipei City 100008 Taiwan (Republic of China) (the “Principal”) and Wai Yiu CHAN (“CHAN”), a Hong Kong S.A.R citizen with address at [intentionally blanked out] (hereinafter referred to individually as a “Party” and collectively as “the Parties”).

WHEREAS, the Principal desires to engage CHAN to provide Greater China marketing and distribution specialist services to the Principal (the “Services”) and CHAN is willing to provide such Services to the Principal.

NOW, THEREFORE, the Parties hereby agree as follows:

1. Engagement and Services

(a) Engagement. The Principal hereby engages CHAN to provide and perform the Services to the Principal, and CHAN hereby accepts the engagement.

(b) Standard of Services. All Services to be provided by CHAN shall be performed with promptness and diligence in a workmanlike manner and at a level of proficiency to be expected with the corporate finance background and experience that CHAN has represented it has.

2. Period of this Agreement

(a) Commencement. This Agreement shall commence on the Effective Date and shall remain in effect until 11 November 2023 (the “Contract Period”). During the period of this Agreement, CHAN will hold itself externally in charge of the accounting services of the Principal.

(b) Termination. This Agreement may be terminated by the Principal, without cause, and without liability, by giving One (1) month’s written notice of such termination to CHAN.

(c) Effect of Termination. Upon the effective date of termination of this Agreement, all legal obligations, rights and duties arising out of this Agreement shall terminate immediately.

3. Services Fee and Expenses

(a) Services Fee. In consideration of the Services to be rendered to the Principal, the Principal shall pay directly to CHAN, a Services fee of USD 15,000 payable by 1,500,000 shares of EOS Inc’s (OTC: EOSS) freely tradable common stock registered under a Form S-8 Registration Statement.

(b) Expenses. CHAN shall be entitled to reimbursement for all pre-approved expenses reasonably incurred in the performance of the Services, upon submission and approval of written statements and receipts in accordance with the then-regular procedures of the Principal.

4. Independent Contractor

CHAN agrees that all Services will be rendered by it as an independent contractor and that this Agreement does not create an employer-employee relationship between CHAN and the Principal. CHAN shall have no right to receive any employee benefits provided by the Principal to its employees. This Agreement does not authorize CHAN to act for the Principal as its agent or to make commitments on behalf of the Principal. As such, all acts of CHAN in the provision of his services to the Principal’s client(s) will not have any binding effects on the Principal and such acts do not constitute any orders given by the Principal to, and followed by, CHAN.

5. Force Majeure. Either Party shall be excused from any delay or failure in performance required hereunder if caused by reason of any occurrence or contingency beyond its reasonable control, including, but not limited to, acts of God, acts of war, fire, insurrection, strikes, lock-outs or other serious labour disputes, riots, earthquakes, floods, explosions or other acts of nature.

6. Non-Publicity. Each of Principal and CHAN agrees not to disclose the existence or contents of this Agreement to any third party without the prior written consent of the other Party except: (i) to its advisors, attorneys, or auditors who have a need to know such information, (ii) as required by law or court order, (iii) as required in connection with the reorganization of a Party, or its merger into any other corporation, or the sale by a Party of all or substantially all of its properties or assets, or (iv) as may be required in connection with the enforcement of this Agreement.

7. Assignment. The Principal has engaged CHAN as a result of CHAN’s 40-odd years of China trade experience and business connections relating to such Services. CHAN, therefore, agrees that it will not assign, sell, transfer, delegate, or otherwise dispose of this Agreement or any right, duty, or obligation under this Agreement without the Principal’s prior written consent. Nothing in this Agreement shall prevent the assignment by the Principal of this Agreement or any right, duty, or obligation hereunder to any third party.

8. Governing Law and Dispute Resolution. This Agreement shall be governed by and construed in accordance with the common laws of Hong Kong Special Administrative Region, without giving effect to any choice of law or conflict of law provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the Parties have duly executed this Agreement by their authorized representatives as of the date first written above.

/s/ He Siang Yang	/s/ Wai Yiu CHAN

Name: He Siang Yang	Name: Wai Yiu CHAN

Title: CEO

for and on behalf of

EOS Inc. (OTC: EOSS)

AGREEMENT FOR ENGAGEMENT OF SERVICES (the “Engagement”)

This Agreement (the “Agreement”) is made and entered into this 11 August 2023 (the “Effective Date”) by and between EOS Inc. (OTC: EOSS) with its principal place of business located at 4F-1, No.5, Qingdao E. Rd., Zhongzheng Dist., Taipei City 100008 Taiwan (Republic of China) (the “Principal”) and Yin CHEUNG (“CHEUNG ”), a Hong Kong SAR citizen with address at [intentionally blanked out] (hereinafter referred to individually as a “Party” and collectively as “the Parties”).

WHEREAS, the Principal desires to engage CHEUNG to provide accounting services to the Principal (the “Services”) and CHEUNG is willing to provide such Services to the Principal.

NOW, THEREFORE, the Parties hereby agree as follows:

1. Engagement and Services

(a) Engagement. The Principal hereby engages CHEUNG to provide and perform the Services to the Principal, and CHEUNG hereby accepts the engagement.

(b) Standard of Services. All Services to be provided by CHEUNG shall be performed with promptness and diligence in a workmanlike manner and at a level of proficiency to be expected with the corporate finance background and experience that CHEUNG has represented it has.

2. Period of this Agreement

(a) Commencement. This Agreement shall commence on the Effective Date and shall remain in effect until 11 November 2024 (the “Contract Period”). During the period of this Agreement, CHEUNG will hold itself externally in charge of the accounting services of the Principal.

(b) Termination. This Agreement may be terminated by the Principal, without cause, and without liability, by giving One (1) month’s written notice of such termination to CHEUNG.

(c) Effect of Termination. Upon the effective date of termination of this Agreement, all legal obligations, rights and duties arising out of this Agreement shall terminate immediately.

3. Services Fee and Expenses

(a) Services Fee. In consideration of the Services to be rendered to the Principal, the Principal shall pay directly to CHEUNG, a Services fee of USD 15,000 payable by 1,500,000 shares of EOS Inc’s (OTC: EOSS) freely tradable common stock registered under a Form S-8 Registration Statement.

(b) Expenses. CHEUNG shall be entitled to reimbursement for all pre-approved expenses reasonably incurred in the performance of the Services, upon submission and approval of written statements and receipts in accordance with the then-regular procedures of the Principal.

4. Independent Contractor

CHEUNG agrees that all Services will be rendered by it as an independent contractor and that this Agreement does not create an employer-employee relationship between CHEUNG and the Principal. CHEUNG shall have no right to receive any employee benefits provided by the Principal to its employees. This Agreement does not authorize CHEUNG to act for the Principal as its agent or to make commitments on behalf of the Principal. As such, all acts of CHEUNG in the provision of his services to the Principal’s client(s) will not have any binding effects on the Principal and such acts do not constitute any orders given by the Principal to, and followed by, CHEUNG.

5. Force Majeure. Either Party shall be excused from any delay or failure in performance required hereunder if caused by reason of any occurrence or contingency beyond its reasonable control, including, but not limited to, acts of God, acts of war, fire, insurrection, strikes, lock-outs or other serious labour disputes, riots, earthquakes, floods, explosions or other acts of nature.

6. Non-Publicity. Each of Principal and CHEUNG agrees not to disclose the existence or contents of this Agreement to any third party without the prior written consent of the other Party except: (i) to its advisors, attorneys, or auditors who have a need to know such information, (ii) as required by law or court order, (iii) as required in connection with the reorganization of a Party, or its merger into any other corporation, or the sale by a Party of all or substantially all of its properties or assets, or (iv) as may be required in connection with the enforcement of this Agreement.

7. Assignment. The Principal has engaged CHEUNG as a result of CHEUNG’s professional accounting fellowship with HKICPA and US GAAP conversion experience relating to such Services. CHEUNG, therefore, agrees that it will not assign, sell, transfer, delegate, or otherwise dispose of this Agreement or any right, duty, or obligation under this Agreement without the Principal’s prior written consent. Nothing in this Agreement shall prevent the assignment by the Principal of this Agreement or any right, duty, or obligation hereunder to any third party.

8. Governing Law and Dispute Resolution. This Agreement shall be governed by and construed in accordance with the common laws of Hong Kong Special Administrative Region, without giving effect to any choice of law or conflict of law provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the Parties have duly executed this Agreement by their authorized representatives as of the date first written above.

/s/ He Siang Yang	/s/ Yin CHEUNG

Name: He Siang Yang	Name: Yin CHEUNG

Title: CEO

for and on behalf of

EOS Inc. (OTC: EOSS)

AGREEMENT FOR ENGAGEMENT OF SERVICES (the “Engagement”)

This Agreement (the “Agreement”) is made and entered into this 11 August 2023 (the “Effective Date”) by and between EOS Inc. (OTC: EOSS) with its principal place of business located at 4F-1, No.5, Qingdao E. Rd., Zhongzheng Dist., Taipei City 100008 Taiwan (Republic of China) (the “Principal”) and Carmen LUM (“LUM”), a Malaysia citizen with address at [intentionally blanked out] (hereinafter referred to individually as a “Party” and collectively as “the Parties”).

WHEREAS, the Principal desires to engage LUM to provide corporate governance guidance and monitoring progress to the Principal (the “Services”) and LUM is willing to provide such Services to the Principal.

NOW, THEREFORE, the Parties hereby agree as follows:

1. Engagement and Services

(a) Engagement. The Principal hereby engages LUM to provide and perform the Services to the Principal, and LUM hereby accepts the engagement.

(b) Standard of Services. All Services to be provided by LUM shall be performed with promptness and diligence in a workmanlike manner and at a level of proficiency to be expected with the corporate finance background and experience that LUM has represented it has.

2. Period of this Agreement

(a) Commencement. This Agreement shall commence on the Effective Date and shall remain in effect until 11 November 2023 (the “Contract Period”). During the period of this Agreement, LUM will hold itself externally in charge of the accounting services of the Principal.

(b) Termination. This Agreement may be terminated by the Principal, without cause, and without liability, by giving One (1) month’s written notice of such termination to LUM.

(c) Effect of Termination. Upon the effective date of termination of this Agreement, all legal obligations, rights and duties arising out of this Agreement shall terminate immediately.

3. Services Fee and Expenses

(a) Services Fee. In consideration of the Services to be rendered to the Principal, the Principal shall pay directly to LUM, a Services fee of USD 15,000 payable by 1,500,000 shares of EOS Inc’s (OTC: EOSS) freely tradable common stock registered under a Form S-8 Registration Statement.

(b) Expenses. LUM shall be entitled to reimbursement for all pre-approved expenses reasonably incurred in the performance of the Services, upon submission and approval of written statements and receipts in accordance with the then-regular procedures of the Principal.

4. Independent Contractor

LUM agrees that all Services will be rendered by it as an independent contractor and that this Agreement does not create an employer-employee relationship between LUM and the Principal. LUM shall have no right to receive any employee benefits provided by the Principal to its employees. This Agreement does not authorize LUM to act for the Principal as its agent or to make commitments on behalf of the Principal. As such, all acts of LUM in the provision of his services to the Principal’s client(s) will not have any binding effects on the Principal and such acts do not constitute any orders given by the Principal to, and followed by, LUM.

5. Force Majeure. Either Party shall be excused from any delay or failure in performance required hereunder if caused by reason of any occurrence or contingency beyond its reasonable control, including, but not limited to, acts of God, acts of war, fire, insurrection, strikes, lock-outs or other serious labour disputes, riots, earthquakes, floods, explosions or other acts of nature.

6. Non-Publicity. Each of Principal and LUM agrees not to disclose the existence or contents of this Agreement to any third party without the prior written consent of the other Party except: (i) to its advisors, attorneys, or auditors who have a need to know such information, (ii) as required by law or court order, (iii) as required in connection with the reorganization of a Party, or its merger into any other corporation, or the sale by a Party of all or substantially all of its properties or assets, or (iv) as may be required in connection with the enforcement of this Agreement.

7. Assignment. The Principal has engaged LUM as a result of LUM’s corporate governance professional qualification together with more than nine years of US-listed company top management experiences relating to such Services. LUM, therefore, agrees that it will not assign, sell, transfer, delegate, or otherwise dispose of this Agreement or any right, duty, or obligation under this Agreement without the Principal’s prior written consent. Nothing in this Agreement shall prevent the assignment by the Principal of this Agreement or any right, duty, or obligation hereunder to any third party.

8. Governing Law and Dispute Resolution. This Agreement shall be governed by and construed in accordance with the common laws of Hong Kong Special Administrative Region, without giving effect to any choice of law or conflict of law provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the Parties have duly executed this Agreement by their authorized representatives as of the date first written above.

/s/ He Siang Yang	/s/ Carmen LUM

Name: He Siang Yang	Name: Carmen LUM

Title: CEO

for and on behalf of

EOS Inc. (OTC: EOSS)

AGREEMENT FOR ENGAGEMENT OF SERVICES (the “Engagement”)

This Agreement (the “Agreement”) is made and entered into this 11 August 2023 (the “Effective Date”) by and between EOS Inc. (OTC: EOSS) with its principal place of business located at 4F-1, No.5, Qingdao E. Rd., Zhongzheng Dist., Taipei City 100008 Taiwan (Republic of China) (the “Principal”) and Wing Kei LI (“LI”), a Hong Kong S.A.R citizen with address at [intentionally blanked out] (hereinafter referred to individually as a “Party” and collectively as “the Parties”).

WHEREAS, the Principal desires to engage LI to provide transaction financial and accounting impact review to the Principal (the “Services”) and LI is willing to provide such Services to the Principal.

NOW, THEREFORE, the Parties hereby agree as follows:

1. Engagement and Services

(a) Engagement. The Principal hereby engages LI to provide and perform the Services to the Principal, and LI hereby accepts the engagement.

(b) Standard of Services. All Services to be provided by LI shall be performed with promptness and diligence in a workmanlike manner and at a level of proficiency to be expected with the corporate finance background and experience that LI has represented it has.

2. Period of this Agreement

(a) Commencement. This Agreement shall commence on the Effective Date and shall remain in effect until 11 November 2023 (the “Contract Period”). During the period of this Agreement, LI will hold itself externally in charge of the accounting services of the Principal.

(b) Termination. This Agreement may be terminated by the Principal, without cause, and without liability, by giving One (1) month’s written notice of such termination to LI.

(c) Effect of Termination. Upon the effective date of termination of this Agreement, all legal obligations, rights and duties arising out of this Agreement shall terminate immediately.

3. Services Fee and Expenses

(a) Services Fee. In consideration of the Services to be rendered to the Principal, the Principal shall pay directly to LI, a Services fee of USD 15,000 payable by 1,500,000 shares of EOS Inc’s (OTC: EOSS) freely tradable common stock registered under a Form S-8 Registration Statement.

(b) Expenses. LI shall be entitled to reimbursement for all pre-approved expenses reasonably incurred in the performance of the Services, upon submission and approval of written statements and receipts in accordance with the then-regular procedures of the Principal.

4. Independent Contractor

LI agrees that all Services will be rendered by it as an independent contractor and that this Agreement does not create an employer-employee relationship between LI and the Principal. LI shall have no right to receive any employee benefits provided by the Principal to its employees. This Agreement does not authorize LI to act for the Principal as its agent or to make commitments on behalf of the Principal. As such, all acts of LI in the provision of his services to the Principal’s client(s) will not have any binding effects on the Principal and such acts do not constitute any orders given by the Principal to, and followed by, LI.

5. Force Majeure. Either Party shall be excused from any delay or failure in performance required hereunder if caused by reason of any occurrence or contingency beyond its reasonable control, including, but not limited to, acts of God, acts of war, fire, insurrection, strikes, lock-outs or other serious labour disputes, riots, earthquakes, floods, explosions or other acts of nature.

6. Non-Publicity. Each of Principal and LI agrees not to disclose the existence or contents of this Agreement to any third party without the prior written consent of the other Party except: (i) to its advisors, attorneys, or auditors who have a need to know such information, (ii) as required by law or court order, (iii) as required in connection with the reorganization of a Party, or its merger into any other corporation, or the sale by a Party of all or substantially all of its properties or assets, or (iv) as may be required in connection with the enforcement of this Agreement.

7. Assignment. The Principal has engaged LI as a result of LI’s professional accounting fellowship with ACCA and US listing consulting experience relating to such Services. LI, therefore, agrees that it will not assign, sell, transfer, delegate, or otherwise dispose of this Agreement or any right, duty, or obligation under this Agreement without the Principal’s prior written consent. Nothing in this Agreement shall prevent the assignment by the Principal of this Agreement or any right, duty, or obligation hereunder to any third party.

8. Governing Law and Dispute Resolution. This Agreement shall be governed by and construed in accordance with the common laws of Hong Kong Special Administrative Region, without giving effect to any choice of law or conflict of law provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the Parties have duly executed this Agreement by their authorized representatives as of the date first written above.

/s/ He Siang Yang	/s/ Wing Kei LI

Name: He Siang Yang	Name: Wing Kei LI

Title: CEO

for and on behalf of

EOS Inc. (OTC: EOSS)

AGREEMENT FOR ENGAGEMENT OF SERVICES (the “Engagement”)

This Agreement (the “Agreement”) is made and entered into this 11 August 2023 (the “Effective Date”) by and between EOS Inc. (OTC: EOSS) with its principal place of business located at 4F-1, No.5, Qingdao E. Rd., Zhongzheng Dist., Taipei City 100008 Taiwan (Republic of China) (the “Principal”) and Veng Kun LUN (“LUN”), a Macau citizen with address at [intentionally blanked out] (hereinafter referred to individually as a “Party” and collectively as “the Parties”).

WHEREAS, the Principal desires to engage LUN to provide international tax planning consulting services to the Principal (the “Services”) and LUN is willing to provide such Services to the Principal.

NOW, THEREFORE, the Parties hereby agree as follows:

1. Engagement and Services

(a) Engagement. The Principal hereby engages LUN to provide and perform the Services to the Principal, and LUN hereby accepts the engagement.

(b) Standard of Services. All Services to be provided by LUN shall be performed with promptness and diligence in a workmanlike manner and at a level of proficiency to be expected with the corporate finance background and experience that LUN has represented it has.

2. Period of this Agreement

(a) Commencement. This Agreement shall commence on the Effective Date and shall remain in effect until 11 November 2023 (the “Contract Period”). During the period of this Agreement, LUN will hold itself externally in charge of the accounting services of the Principal.

(b) Termination. This Agreement may be terminated by the Principal, without cause, and without liability, by giving One (1) month’s written notice of such termination to LUN.

(c) Effect of Termination. Upon the effective date of termination of this Agreement, all legal obligations, rights and duties arising out of this Agreement shall terminate immediately.

3. Services Fee and Expenses

(a) Services Fee. In consideration of the Services to be rendered to the Principal, the Principal shall pay directly to LUN, a Services fee of USD 22,000 payable by 2,200,000 shares of EOS Inc’s (OTC: EOSS) freely tradable common stock registered under a Form S-8 Registration Statement.

(b) Expenses. LUN shall be entitled to reimbursement for all pre-approved expenses reasonably incurred in the performance of the Services, upon submission and approval of written statements and receipts in accordance with the then-regular procedures of the Principal.

4. Independent Contractor

LUN agrees that all Services will be rendered by it as an independent contractor and that this Agreement does not create an employer-employee relationship between LUN and the Principal. LUN shall have no right to receive any employee benefits provided by the Principal to its employees. This Agreement does not authorize LUN to act for the Principal as its agent or to make commitments on behalf of the Principal. As such, all acts of LUN in the provision of his services to the Principal’s client(s) will not have any binding effects on the Principal and such acts do not constitute any orders given by the Principal to, and followed by, LUN.

5. Force Majeure. Either Party shall be excused from any delay or failure in performance required hereunder if caused by reason of any occurrence or contingency beyond its reasonable control, including, but not limited to, acts of God, acts of war, fire, insurrection, strikes, lock-outs or other serious labour disputes, riots, earthquakes, floods, explosions or other acts of nature.

6. Non-Publicity. Each of Principal and LUN agrees not to disclose the existence or contents of this Agreement to any third party without the prior written consent of the other Party except: (i) to its advisors, attorneys, or auditors who have a need to know such information, (ii) as required by law or court order, (iii) as required in connection with the reorganization of a Party, or its merger into any other corporation, or the sale by a Party of all or substantially all of its properties or assets, or (iv) as may be required in connection with the enforcement of this Agreement.

7. Assignment. The Principal has engaged LUN as a result of LUN’s corporate governance professional qualification together with more than nine years of US-listed company top management experiences relating to such Services. LUN, therefore, agrees that it will not assign, sell, transfer, delegate, or otherwise dispose of this Agreement or any right, duty, or obligation under this Agreement without the Principal’s prior written consent. Nothing in this Agreement shall prevent the assignment by the Principal of this Agreement or any right, duty, or obligation hereunder to any third party.

8. Governing Law and Dispute Resolution. This Agreement shall be governed by and construed in accordance with the common laws of Hong Kong Special Administrative Region, without giving effect to any choice of law or conflict of law provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the Parties have duly executed this Agreement by their authorized representatives as of the date first written above.

Name: He Siang Yang	Name: Veng Kun LUN

Title: CEO

for and on behalf of

EOS Inc. (OTC: EOSS)

AGREEMENT FOR ENGAGEMENT OF SERVICES (the “Engagement”)

This Agreement (the “Agreement”) is made and entered into this 11 August 2023 (the “Effective Date”) by and between EOS Inc. (OTC: EOSS) with its principal place of business located at 4F-1, No.5, Qingdao E. Rd., Zhongzheng Dist., Taipei City 100008 Taiwan (Republic of China) (the “Principal”) and Poh Kee LIEW (“LIEW”), a Malaysia citizen with address at [intentionally blanked out] (hereinafter referred to individually as a “Party” and collectively as “the Parties”).

WHEREAS, the Principal desires to engage LIEW as the Personal Assistant to the General Manager in expanding the Company’s business coverage into South East Asia while bringing in more new products for fresh revenues to the Principal (the “Services”) and LIEW is willing to provide such Services to the Principal.

NOW, THEREFORE, the Parties hereby agree as follows:

1. Engagement and Services

(a) Engagement. The Principal hereby engages LIEW to provide and perform the Services to the Principal, and LIEW hereby accepts the engagement.

(b) Standard of Services. All Services to be provided by LIEW shall be performed with promptness and diligence in a workmanlike manner and at a level of proficiency to be expected with the corporate finance background and experience that LIEW has represented it has.

2. Period of this Agreement

(a) Commencement. This Agreement shall commence on the Effective Date and shall remain in effect until 11 December 2023 (the “Contract Period”). During the period of this Agreement, LIEW will hold itself externally in charge of the accounting services of the Principal.

(b) Termination. This Agreement may be terminated by the Principal, without cause, and without liability, by giving One (1) month’s written notice of such termination to LIEW.

(c) Effect of Termination. Upon the effective date of termination of this Agreement, all legal obligations, rights and duties arising out of this Agreement shall terminate immediately.

3. Services Fee and Expenses

(a) Services Fee. In consideration of the Services to be rendered to the Principal, the Principal shall pay directly to LIEW, a Services fee of USD 22,000 payable by 2,200,000 shares of EOS Inc’s (OTC: EOSS) freely tradable common stock registered under a Form S-8 Registration Statement.

(b) Expenses. LIEW shall be entitled to reimbursement for all pre-approved expenses reasonably incurred in the performance of the Services, upon submission and approval of written statements and receipts in accordance with the then-regular procedures of the Principal.

4. Independent Contractor

LIEW agrees that all Services will be rendered by it as an independent contractor and that this Agreement does not create an employer-employee relationship between LIEW and the Principal. LIEW shall have no right to receive any employee benefits provided by the Principal to its employees. This Agreement does not authorize LIEW to act for the Principal as its agent or to make commitments on behalf of the Principal. As such, all acts of LIEW in the provision of his services to the Principal’s client(s) will not have any binding effects on the Principal and such acts do not constitute any orders given by the Principal to, and followed by, LIEW.

5. Force Majeure. Either Party shall be excused from any delay or failure in performance required hereunder if caused by reason of any occurrence or contingency beyond its reasonable control, including, but not limited to, acts of God, acts of war, fire, insurrection, strikes, lock-outs or other serious labour disputes, riots, earthquakes, floods, explosions or other acts of nature.

6. Non-Publicity. Each of Principal and LIEW agrees not to disclose the existence or contents of this Agreement to any third party without the prior written consent of the other Party except: (i) to its advisors, attorneys, or auditors who have a need to know such information, (ii) as required by law or court order, (iii) as required in connection with the reorganization of a Party, or its merger into any other corporation, or the sale by a Party of all or substantially all of its properties or assets, or (iv) as may be required in connection with the enforcement of this Agreement.

7. Assignment. The Principal has engaged LIEW as a result of LIEW’s corporate governance professional qualification together with more than eighteen years of conceptualized designing, branding and influential digital marketing experiences in building strong brand awareness to have Unique Users Portfolio relating to such Services. LIEW, therefore, agrees that it will not assign, sell, transfer, delegate, or otherwise dispose of this Agreement or any right, duty, or obligation under this Agreement without the Principal’s prior written consent. Nothing in this Agreement shall prevent the assignment by the Principal of this Agreement or any right, duty, or obligation hereunder to any third party.

8. Governing Law and Dispute Resolution. This Agreement shall be governed by and construed in accordance with the common laws of Hong Kong Special Administrative Region, without giving effect to any choice of law or conflict of law provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the Parties have duly executed this Agreement by their authorized representatives as of the date first written above.

Name: He Siang Yang	Name: Poh Kee LIEW

Title: CEO

for and on behalf of

EOS Inc. (OTC: EOSS)

AGREEMENT FOR ENGAGEMENT OF SERVICES (the “Engagement”)

This Agreement (the “Agreement”) is made and entered into this 11 August 2023 (the “Effective Date”) by and between EOS Inc. (OTC: EOSS) with its principal place of business located at 4F-1, No.5, Qingdao E. Rd., Zhongzheng Dist., Taipei City 100008 Taiwan (Republic of China) (the “Principal”) and Eng Wah KUNG (“KUNG”), a Malaysia citizen with address at [intentionally blanked out] (hereinafter referred to individually as a “Party” and collectively as “the Parties”).

WHEREAS, the Principal desires to engage KUNG as the assistant to the CFO, including liaison with external professional parties, not limited to contacts with the attorney and auditors to fulfill all SEC reporting requirements to the Principal (the “Services”) and KUNG is willing to provide such Services to the Principal.

NOW, THEREFORE, the Parties hereby agree as follows:

1. Engagement and Services

(a) Engagement. The Principal hereby engages KUNG to provide and perform the Services to the Principal, and KUNG hereby accepts the engagement.

(b) Standard of Services. All Services to be provided by KUNG shall be performed with promptness and diligence in a workmanlike manner and at a level of proficiency to be expected with the corporate finance background and experience that KUNG has represented it has.

2. Period of this Agreement

(a) Commencement. This Agreement shall commence on the Effective Date and shall remain in effect until 11 December 2023 (the “Contract Period”). During the period of this Agreement, KUNG will hold itself externally in charge of the accounting services of the Principal.

(b) Termination. This Agreement may be terminated by the Principal, without cause, and without liability, by giving One (1) month’s written notice of such termination to KUNG.

(c) Effect of Termination. Upon the effective date of termination of this Agreement, all legal obligations, rights and duties arising out of this Agreement shall terminate immediately.

3. Services Fee and Expenses

(a) Services Fee. In consideration of the Services to be rendered to the Principal, the Principal shall pay directly to KUNG, a Services fee of USD 22,000 payable by 2,200,000 shares of EOS Inc’s (OTC: EOSS) freely tradable common stock registered under a Form S-8 Registration Statement.

(b) Expenses. KUNG shall be entitled to reimbursement for all pre-approved expenses reasonably incurred in the performance of the Services, upon submission and approval of written statements and receipts in accordance with the then-regular procedures of the Principal.

4. Independent Contractor

KUNG agrees that all Services will be rendered by it as an independent contractor and that this Agreement does not create an employer-employee relationship between KUNG and the Principal. KUNG shall have no right to receive any employee benefits provided by the Principal to its employees. This Agreement does not authorize KUNG to act for the Principal as its agent or to make commitments on behalf of the Principal. As such, all acts of KUNG in the provision of his services to the Principal’s client(s) will not have any binding effects on the Principal and such acts do not constitute any orders given by the Principal to, and followed by, KUNG.

5. Force Majeure. Either Party shall be excused from any delay or failure in performance required hereunder if caused by reason of any occurrence or contingency beyond its reasonable control, including, but not limited to, acts of God, acts of war, fire, insurrection, strikes, lock-outs or other serious labour disputes, riots, earthquakes, floods, explosions or other acts of nature.

6. Non-Publicity. Each of Principal and KUNG agrees not to disclose the existence or contents of this Agreement to any third party without the prior written consent of the other Party except: (i) to its advisors, attorneys, or auditors who have a need to know such information, (ii) as required by law or court order, (iii) as required in connection with the reorganization of a Party, or its merger into any other corporation, or the sale by a Party of all or substantially all of its properties or assets, or (iv) as may be required in connection with the enforcement of this Agreement.

7. Assignment. The Principal has engaged KUNG as a result of KUNG’s corporate governance professional qualification together with more than nine years of US-listed company top management experiences relating to such Services. KUNG, therefore, agrees that it will not assign, sell, transfer, delegate, or otherwise dispose of this Agreement or any right, duty, or obligation under this Agreement without the Principal’s prior written consent. Nothing in this Agreement shall prevent the assignment by the Principal of this Agreement or any right, duty, or obligation hereunder to any third party.

8. Governing Law and Dispute Resolution. This Agreement shall be governed by and construed in accordance with the common laws of Hong Kong Special Administrative Region, without giving effect to any choice of law or conflict of law provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the Parties have duly executed this Agreement by their authorized representatives as of the date first written above.

Name: He Siang Yang	Name: Eng Wah KUNG

Title: CEO

for and on behalf of

EOS Inc. (OTC: EOSS)

AGREEMENT FOR ENGAGEMENT OF SERVICES (the “Engagement”)

This Agreement (the “Agreement”) is made and entered into this 11 August 2023 (the “Effective Date”) by and between EOS Inc. (OTC: EOSS) with its principal place of business located at 4F-1, No.5, Qingdao E. Rd., Zhongzheng Dist., Taipei City 100008 Taiwan (Republic of China) (the “Principal”) and Teck Siong LIM (“LIM”), a Malaysia citizen with address at [intentionally blanked out] (hereinafter referred to individually as a “Party” and collectively as “the Parties”).

WHEREAS, the Principal desires to engage LIM as the Personal Assistant to the Chief Executive Officer in planning new initiatives design and delivery mode of the Multi-tier Level Marketing system via cutting-edge strategies in generating future channels of revenue to the Principal (the “Services”) and LIM is willing to provide such Services to the Principal.

NOW, THEREFORE, the Parties hereby agree as follows:

1. Engagement and Services

(a) Engagement. The Principal hereby engages LIM to provide and perform the Services to the Principal, and LIM hereby accepts the engagement.

(b) Standard of Services. All Services to be provided by LIM shall be performed with promptness and diligence in a workmanlike manner and at a level of proficiency to be expected with the corporate finance background and experience that LIM has represented it has.

2. Period of this Agreement

(a) Commencement. This Agreement shall commence on the Effective Date and shall remain in effect until 11 December 2023 (the “Contract Period”). During the period of this Agreement, LIM will hold itself externally in charge of the accounting services of the Principal.

(b) Termination. This Agreement may be terminated by the Principal, without cause, and without liability, by giving One (1) month’s written notice of such termination to LIM.

(c) Effect of Termination. Upon the effective date of termination of this Agreement, all legal obligations, rights and duties arising out of this Agreement shall terminate immediately.

3. Services Fee and Expenses

(a) Services Fee. In consideration of the Services to be rendered to the Principal, the Principal shall pay directly to LIM, a Services fee of USD 22,000 payable by 2,200,000 shares of EOS Inc’s (OTC: EOSS) freely tradable common stock registered under a Form S-8 Registration Statement.

(b) Expenses. LIM shall be entitled to reimbursement for all pre-approved expenses reasonably incurred in the performance of the Services, upon submission and approval of written statements and receipts in accordance with the then-regular procedures of the Principal.

4. Independent Contractor

LIM agrees that all Services will be rendered by it as an independent contractor and that this Agreement does not create an employer-employee relationship between LIM and the Principal. LIM shall have no right to receive any employee benefits provided by the Principal to its employees. This Agreement does not authorize LIM to act for the Principal as its agent or to make commitments on behalf of the Principal. As such, all acts of LIM in the provision of his services to the Principal’s client(s) will not have any binding effects on the Principal and such acts do not constitute any orders given by the Principal to, and followed by, LIM.

5. Force Majeure. Either Party shall be excused from any delay or failure in performance required hereunder if caused by reason of any occurrence or contingency beyond its reasonable control, including, but not limited to, acts of God, acts of war, fire, insurrection, strikes, lock-outs or other serious labour disputes, riots, earthquakes, floods, explosions or other acts of nature.

6. Non-Publicity. Each of Principal and LIM agrees not to disclose the existence or contents of this Agreement to any third party without the prior written consent of the other Party except: (i) to its advisors, attorneys, or auditors who have a need to know such information, (ii) as required by law or court order, (iii) as required in connection with the reorganization of a Party, or its merger into any other corporation, or the sale by a Party of all or substantially all of its properties or assets, or (iv) as may be required in connection with the enforcement of this Agreement.

7. Assignment. The Principal has engaged LIM as a result of LIM’s over twenty-five years of exceptional personal and group sales achievement in a Singapore-origin Insurance company, specializing in need-based financial planning, and aligning regional sales strategy as Regional Leader relating to such Services. LIM, therefore, agrees that it will not assign, sell, transfer, delegate, or otherwise dispose of this Agreement or any right, duty, or obligation under this Agreement without the Principal’s prior written consent. Nothing in this Agreement shall prevent the assignment by the Principal of this Agreement or any right, duty, or obligation hereunder to any third party.

8. Governing Law and Dispute Resolution. This Agreement shall be governed by and construed in accordance with the common laws of Hong Kong Special Administrative Region, without giving effect to any choice of law or conflict of law provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the Parties have duly executed this Agreement by their authorized representatives as of the date first written above.

Name: He Siang Yang	Name: Teck Siong LIM

Title: CEO

for and on behalf of

EOS Inc. (OTC: EOSS)

AGREEMENT FOR ENGAGEMENT OF SERVICES (the “Engagement”)

This Agreement (the “Agreement”) is made and entered into this 11 August 2023 (the “Effective Date”) by and between EOS Inc. (OTC: EOSS) with its principal place of business located at 4F-1, No.5, Qingdao E. Rd., Zhongzheng Dist., Taipei City 100008 Taiwan (Republic of China) (the “Principal”) and Chi-San WU (“WU”), a Taiwan citizen with address at [intentionally blanked out] (hereinafter referred to individually as a “Party” and collectively as “the Parties”).

WHEREAS, the Principal desires to engage WU as the Creative Director in creating engaging content to showcase and promote new products on a timely basis to members within the Multi-tier Level Marketing system via digital communication to the Principal (the “Services”) and WU is willing to provide such Services to the Principal.

NOW, THEREFORE, the Parties hereby agree as follows:

1. Engagement and Services

(a) Engagement. The Principal hereby engages WU to provide and perform the Services to the Principal, and WU hereby accepts the engagement.

(b) Standard of Services. All Services to be provided by WU shall be performed with promptness and diligence in a workmanlike manner and at a level of proficiency to be expected with the corporate finance background and experience that WU has represented it has.

2. Period of this Agreement

(a) Commencement. This Agreement shall commence on the Effective Date and shall remain in effect until 11 December 2023 (the “Contract Period”). During the period of this Agreement, WU will hold itself externally in charge of the accounting services of the Principal.

(b) Termination. This Agreement may be terminated by the Principal, without cause, and without liability, by giving One (1) month’s written notice of such termination to WU.

(c) Effect of Termination. Upon the effective date of termination of this Agreement, all legal obligations, rights and duties arising out of this Agreement shall terminate immediately.

3. Services Fee and Expenses

(a) Services Fee. In consideration of the Services to be rendered to the Principal, the Principal shall pay directly to WU, a Services fee of USD 25,000 payable by 2,500,000 shares of EOS Inc’s (OTC: EOSS) freely tradable common stock registered under a Form S-8 Registration Statement.

(b) Expenses. WU shall be entitled to reimbursement for all pre-approved expenses reasonably incurred in the performance of the Services, upon submission and approval of written statements and receipts in accordance with the then-regular procedures of the Principal.

4. Independent Contractor

WU agrees that all Services will be rendered by it as an independent contractor and that this Agreement does not create an employer-employee relationship between WU and the Principal. WU shall have no right to receive any employee benefits provided by the Principal to its employees. This Agreement does not authorize WU to act for the Principal as its agent or to make commitments on behalf of the Principal. As such, all acts of WU in the provision of his services to the Principal’s client(s) will not have any binding effects on the Principal and such acts do not constitute any orders given by the Principal to, and followed by, WU.

5. Force Majeure. Either Party shall be excused from any delay or failure in performance required hereunder if caused by reason of any occurrence or contingency beyond its reasonable control, including, but not limited to, acts of God, acts of war, fire, insurrection, strikes, lock-outs or other serious labour disputes, riots, earthquakes, floods, explosions or other acts of nature.

6. Non-Publicity. Each of Principal and WU agrees not to disclose the existence or contents of this Agreement to any third party without the prior written consent of the other Party except: (i) to its advisors, attorneys, or auditors who have a need to know such information, (ii) as required by law or court order, (iii) as required in connection with the reorganization of a Party, or its merger into any other corporation, or the sale by a Party of all or substantially all of its properties or assets, or (iv) as may be required in connection with the enforcement of this Agreement.

7. Assignment. The Principal has engaged WU as a result of WU’s thirty over years of commercial journalism experience, backed by strong knowledge in entrepreneurship for the Company’s distributors in different networks relating to such Services. WU, therefore, agrees that it will not assign, sell, transfer, delegate, or otherwise dispose of this Agreement or any right, duty, or obligation under this Agreement without the Principal’s prior written consent. Nothing in this Agreement shall prevent the assignment by the Principal of this Agreement or any right, duty, or obligation hereunder to any third party.

8. Governing Law and Dispute Resolution. This Agreement shall be governed by and construed in accordance with the common laws of Hong Kong Special Administrative Region, without giving effect to any choice of law or conflict of law provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the Parties have duly executed this Agreement by their authorized representatives as of the date first written above.

Name: He Siang Yang	Name: Chi-San WU

Title: CEO

for and on behalf of

EOS Inc. (OTC: EOSS)

AGREEMENT FOR ENGAGEMENT OF SERVICES (the “Engagement”)

This Agreement (the “Agreement”) is made and entered into this 11 August 2023 (the “Effective Date”) by and between EOS Inc. (OTC: EOSS) with its principal place of business located at 4F-1, No.5, Qingdao E. Rd., Zhongzheng Dist., Taipei City 100008 Taiwan (Republic of China) (the “Principal”) and Queenie Kit Sze WONG (“WONG”), a Hong Kong citizen with address at [intentionally blanked out] (hereinafter referred to individually as a “Party” and collectively as “the Parties”).

WHEREAS, the Principal desires to engage WONG as the Procurement Specialist to bargain for new products to be manufactured exclusively to the Principal (the “Services”) and WONG is willing to provide such Services to the Principal.

NOW, THEREFORE, the Parties hereby agree as follows:

1. Engagement and Services

(a) Engagement. The Principal hereby engages WONG to provide and perform the Services to the Principal, and WONG hereby accepts the engagement.

(b) Standard of Services. All Services to be provided by WONG shall be performed with promptness and diligence in a workmanlike manner and at a level of proficiency to be expected with the corporate finance background and experience that WONG has represented it has.

2. Period of this Agreement

(a) Commencement. This Agreement shall commence on the Effective Date and shall remain in effect until 11 December 2023 (the “Contract Period”). During the period of this Agreement, WONG will hold itself externally in charge of the accounting services of the Principal.

(b) Termination. This Agreement may be terminated by the Principal, without cause, and without liability, by giving One (1) month’s written notice of such termination to WONG.

(c) Effect of Termination. Upon the effective date of termination of this Agreement, all legal obligations, rights and duties arising out of this Agreement shall terminate immediately.

3. Services Fee and Expenses

(a) Services Fee. In consideration of the Services to be rendered to the Principal, the Principal shall pay directly to WONG, a Services fee of USD 22,000 payable by 2,200,000 shares of EOS Inc’s (OTC: EOSS) freely tradable common stock registered under a Form S-8 Registration Statement.

(b) Expenses. WONG shall be entitled to reimbursement for all pre-approved expenses reasonably incurred in the performance of the Services, upon submission and approval of written statements and receipts in accordance with the then-regular procedures of the Principal.

4. Independent Contractor

WONG agrees that all Services will be rendered by it as an independent contractor and that this Agreement does not create an employer-employee relationship between WONG and the Principal. WONG shall have no right to receive any employee benefits provided by the Principal to its employees. This Agreement does not authorize WONG to act for the Principal as its agent or to make commitments on behalf of the Principal. As such, all acts of WONG in the provision of his services to the Principal’s client(s) will not have any binding effects on the Principal and such acts do not constitute any orders given by the Principal to, and followed by, WONG.

5. Force Majeure. Either Party shall be excused from any delay or failure in performance required hereunder if caused by reason of any occurrence or contingency beyond its reasonable control, including, but not limited to, acts of God, acts of war, fire, insurrection, strikes, lock-outs or other serious labour disputes, riots, earthquakes, floods, explosions or other acts of nature.

6. Non-Publicity. Each of Principal and WONG agrees not to disclose the existence or contents of this Agreement to any third party without the prior written consent of the other Party except: (i) to its advisors, attorneys, or auditors who have a need to know such information, (ii) as required by law or court order, (iii) as required in connection with the reorganization of a Party, or its merger into any other corporation, or the sale by a Party of all or substantially all of its properties or assets, or (iv) as may be required in connection with the enforcement of this Agreement.

7. Assignment. The Principal has engaged WONG as a result of WONG’s procurement expertise of more than 20 years in the corporate industry relating to such Services. WONG, therefore, agrees that it will not assign, sell, transfer, delegate, or otherwise dispose of this Agreement or any right, duty, or obligation under this Agreement without the Principal’s prior written consent. Nothing in this Agreement shall prevent the assignment by the Principal of this Agreement or any right, duty, or obligation hereunder to any third party.

8. Governing Law and Dispute Resolution. This Agreement shall be governed by and construed in accordance with the common laws of Hong Kong Special Administrative Region, without giving effect to any choice of law or conflict of law provisions.

IN WITNESS WHEREOF, and intending to be legally bound, the Parties have duly executed this Agreement by their authorized representatives as of the date first written above.

Name: He Siang Yang	Name: Queenie Kit Sze WONG

Title: CEO

for and on behalf of

EOS Inc. (OTC: EOSS)